UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2007

ENDEAVOR ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square, 17th Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 683-5350

7 Times Square, 17th floor, New York, New York 10036

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENDEAVOR ACQUISITION CORP. (“ENDEAVOR”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ENDEAVOR’S SECURITIES, REGARDING ITS ACQUISITION (“ACQUISITION”) OF AMERICAN APPAREL, INC., AND ITS AFFILIATED COMPANIES (COLLECTIVELY, “AMERICAN APPAREL”), AS DESCRIBED IN ENDEAVOR’S CURRENT REPORT ON FORM 8-K DATED DECEMBER 18, 2006 AND FILED WITH THE SEC ON DECEMBER 20, 2006. THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

ENDEAVOR AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ENDEAVOR’S STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION.

STOCKHOLDERS OF ENDEAVOR AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ENDEAVOR’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ENDEAVOR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ENDEAVOR’S FINAL PROSPECTUS, DATED DECEMBER 15, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ENDEAVOR’S OFFICERS AND DIRECTORS AND OF LADENBURG AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ENDEAVOR ACQUISITION CORP., 7 TIMES SQUARE, 17TH FLOOR, NEW YORK, NEW YORK 10035. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

2

Item 8.01	Other Events.

As previously reported, on December 18, 2006, Endeavor Acquisition Corp. (“Company”) entered into an agreement and plan of reorganization (“Agreement”) by which it will acquire American Apparel, Inc. (“AAI”) and its affiliated companies (“American Apparel”).

AAI has advised the Company that it has replaced its $62.5 million senior secured revolving credit facility with a $75 million facility from LaSalle Bank National Association. AAI advised the Company that this new facility was necessary to fund AAI’s working capital requirements as its business continues to grow and new retail stores are opened. The Company was also advised by AAI that the new credit facility is on terms that the management of AAI determined to be more attractive than the previous facility with U.S. Bank.

As part of this refinancing, AAI also negotiated a waiver of various defaults with its existing second lien lender. At the request of AAI, this lender also advanced an additional $10 million on the same terms as the original loan of January 18, 2007, increasing the overall commitment of this lender to $51 million.

Upon completion of the refinancing, AAI was in compliance with its lenders.

The Company also has been advised by American Apparel that it intends to report its unaudited financial results for the second quarter ending June 30, 2007, including its second quarter same-store sales information, in mid-August 2007.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits: None.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2007	ENDEAVOR ACQUISITION CORP.

	By:	/s/ Jonathan J. Ledecky
	Name:	Jonathan J. Ledecky
	Title:	President

4